UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                     November 15, 2016

EnSync, Inc.

(Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin		53051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                  (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2016, the shareholders of EnSync, Inc. (the “Company”) approved an amendment to the Company’s 2010 Omnibus Long-Term Incentive Plan (the “Omnibus Plan Amendment”) increasing the number of shares reserved for issuance thereunder by 4,000,000 shares. A description of the terms and conditions of the Omnibus Plan Amendment is set forth in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders of the Company as filed with the Securities and Exchange Commission on October 11, 2016 (the “2016 Proxy Statement”) under the heading “Proposal 3-Approval of Amendment No. 4 to EnSync, Inc. 2010 Omnibus Long-Term Incentive Plan; and Approval of Code Section 162(m) Limits and Criteria,” which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Omnibus Plan Amendment set forth in Appendix A to the 2016 Proxy Statement, which is also incorporated by reference herein.

On November 14, 2016, the Company’s shareholders also approved an amendment to the Company’s 2012 Non-Employee Director Equity Compensation Plan (the “Director Plan Amendment”) increasing the number of shares reserved for issuance thereunder by 1,200,000 shares. A description of the terms and conditions of the Director Plan Amendment is set forth in the 2016 Proxy Statement under the heading “Proposal 4-Approval of Amendment No. 3 to EnSync, Inc. 2012 Non-Employee Director Equity Compensation Plan,” which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Director Plan Amendment set forth in Appendix B to the 2016 Proxy Statement, which is also incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 14, 2016, the Company held its annual meeting of shareholders (the “2016 Annual Meeting”). The certified results of the matters voted upon at the 2016 Annual Meeting, each of which are more fully described in the Company’s Proxy Statement for the 2016 Annual Meeting filed with the Securities and Exchange Commission on October 11, 2016, are as follows:

The Company’s shareholders elected the three nominees to the Company’s Board of Directors to serve for three year terms as Class III directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Eric C. Apfelbach	14,637,058	8,810,678	13,484,809
Paul F. Koeppe	14,156,190	9,291,546	13,484,809
Theodore Stern	14,011,674	9,436,062	13,484,809

The Company’s shareholders approved, on an advisory basis, the compensation paid to the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the 2016 Annual Meeting, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
21,822,873	1,490,609	134,254	13,484,809

The Company’s shareholders approved the Omnibus Plan Amendment, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
12,783,196	10,369,757	294,783	13,484,809

The Company’s shareholders approved the Director Plan Amendment, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
13,291,921	9,945,095	210,720	13,484,809

The Company’s shareholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017, with votes cast as follows:

For	Against	Abstain
35,467,642	1,264,895	200,008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnSync, Inc.

Dated: November 15, 2016	By:	/s/ Bradley L. Hansen
	Name: Title:	Bradley L. Hansen Chief Executive Officer